Exhibit 24.1

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of MARSHALL & ILSLEY CORPORATION, a Wisconsin corporation, does hereby make, constitute and appoint Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (herein, “Trust Securities”) issued by one or more trusts (herein, “Trusts”) formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”), in an aggregate amount not to exceed $3,000,000,000, proposed to be sold by said Company and one or more Trusts from time to time, and/or proposed to be registered by the Company and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 30th day of May, 2004.

/s/ Richard A. Abdoo
Richard A. Abdoo

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of MARSHALL & ILSLEY CORPORATION, a Wisconsin corporation, does hereby make, constitute and appoint Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (herein, “Trust Securities”) issued by one or more trusts (herein, “Trusts”) formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”), in an aggregate amount not to exceed $3,000,000,000, proposed to be sold by said Company and one or more Trusts from time to time, and/or proposed to be registered by the Company and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 27th day of May, 2004.

/s/ David L. Andreas
David L. Andreas

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of MARSHALL & ILSLEY CORPORATION, a Wisconsin corporation, does hereby make, constitute and appoint Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (herein, “Trust Securities”) issued by one or more trusts (herein, “Trusts”) formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”), in an aggregate amount not to exceed $3,000,000,000, proposed to be sold by said Company and one or more Trusts from time to time, and/or proposed to be registered by the Company and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 27th day of May, 2004.

/s/ Jon F. Chait
Jon F. Chait

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of MARSHALL & ILSLEY CORPORATION, a Wisconsin corporation, does hereby make, constitute and appoint Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (herein, “Trust Securities”) issued by one or more trusts (herein, “Trusts”) formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”), in an aggregate amount not to exceed $3,000,000,000, proposed to be sold by said Company and one or more Trusts from time to time, and/or proposed to be registered by the Company and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 27th day of May, 2004.

/s/ Bruce E. Jacobs
Bruce E. Jacobs

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of MARSHALL & ILSLEY CORPORATION, a Wisconsin corporation, does hereby make, constitute and appoint Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (herein, “Trust Securities”) issued by one or more trusts (herein, “Trusts”) formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”), in an aggregate amount not to exceed $3,000,000,000, proposed to be sold by said Company and one or more Trusts from time to time, and/or proposed to be registered by the Company and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 27th day of May, 2004.

/s/ Ted D. Kellner
Ted D. Kellner

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of MARSHALL & ILSLEY CORPORATION, a Wisconsin corporation, does hereby make, constitute and appoint Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (herein, “Trust Securities”) issued by one or more trusts (herein, “Trusts”) formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”), in an aggregate amount not to exceed $3,000,000,000, proposed to be sold by said Company and one or more Trusts from time to time, and/or proposed to be registered by the Company and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 27th day of May, 2004.

/s/ Dennis J. Kuester
Dennis J. Kuester

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of MARSHALL & ILSLEY CORPORATION, a Wisconsin corporation, does hereby make, constitute and appoint Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (herein, “Trust Securities”) issued by one or more trusts (herein, “Trusts”) formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”), in an aggregate amount not to exceed $3,000,000,000, proposed to be sold by said Company and one or more Trusts from time to time, and/or proposed to be registered by the Company and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 27th day of May, 2004.

/s/ Katharine C. Lyall
Katharine C. Lyall

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of MARSHALL & ILSLEY CORPORATION, a Wisconsin corporation, does hereby make, constitute and appoint Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (herein, “Trust Securities”) issued by one or more trusts (herein, “Trusts”) formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”), in an aggregate amount not to exceed $3,000,000,000, proposed to be sold by said Company and one or more Trusts from time to time, and/or proposed to be registered by the Company and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 27th day of May, 2004.

/s/ John A. Mellowes
John A. Mellowes

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of MARSHALL & ILSLEY CORPORATION, a Wisconsin corporation, does hereby make, constitute and appoint Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (herein, “Trust Securities”) issued by one or more trusts (herein, “Trusts”) formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”), in an aggregate amount not to exceed $3,000,000,000, proposed to be sold by said Company and one or more Trusts from time to time, and/or proposed to be registered by the Company and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 1st day of June, 2004.

/s/ Robert J. O’Toole
Robert J. O’Toole

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of MARSHALL & ILSLEY CORPORATION, a Wisconsin corporation, does hereby make, constitute and appoint Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (herein, “Trust Securities”) issued by one or more trusts (herein, “Trusts”) formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”), in an aggregate amount not to exceed $3,000,000,000, proposed to be sold by said Company and one or more Trusts from time to time, and/or proposed to be registered by the Company and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 1st day of June, 2004.

/s/ San W. Orr, Jr.
San W. Orr, Jr.

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of MARSHALL & ILSLEY CORPORATION, a Wisconsin corporation, does hereby make, constitute and appoint Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (herein, “Trust Securities”) issued by one or more trusts (herein, “Trusts”) formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”), in an aggregate amount not to exceed $3,000,000,000, proposed to be sold by said Company and one or more Trusts from time to time, and/or proposed to be registered by the Company and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 27th day of May, 2004.

/s/ Peter M. Platten, III
Peter M. Platten, III

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of MARSHALL & ILSLEY CORPORATION, a Wisconsin corporation, does hereby make, constitute and appoint Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (herein, “Trust Securities”) issued by one or more trusts (herein, “Trusts”) formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”), in an aggregate amount not to exceed $3,000,000,000, proposed to be sold by said Company and one or more Trusts from time to time, and/or proposed to be registered by the Company and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 27th day of May, 2004.

/s/ Robert A. Schaefer
Robert A. Schaefer

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of MARSHALL & ILSLEY CORPORATION, a Wisconsin corporation, does hereby make, constitute and appoint Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (herein, “Trust Securities”) issued by one or more trusts (herein, “Trusts”) formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”), in an aggregate amount not to exceed $3,000,000,000, proposed to be sold by said Company and one or more Trusts from time to time, and/or proposed to be registered by the Company and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 27th day May, 2004.

/s/ John S. Shiely
John S. Shiely

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of MARSHALL & ILSLEY CORPORATION, a Wisconsin corporation, does hereby make, constitute and appoint Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (herein, “Trust Securities”) issued by one or more trusts (herein, “Trusts”) formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”), in an aggregate amount not to exceed $3,000,000,000, proposed to be sold by said Company and one or more Trusts from time to time, and/or proposed to be registered by the Company and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 27th day of May, 2004.

/s/ James A. Urdan
James A. Urdan

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of MARSHALL & ILSLEY CORPORATION, a Wisconsin corporation, does hereby make, constitute and appoint Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (herein, “Trust Securities”) issued by one or more trusts (herein, “Trusts”) formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”), in an aggregate amount not to exceed $3,000,000,000, proposed to be sold by said Company and one or more Trusts from time to time, and/or proposed to be registered by the Company and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 27th day of May, 2004.

/s/ Debra S. Waller
Debra S. Waller

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of MARSHALL & ILSLEY CORPORATION, a Wisconsin corporation, does hereby make, constitute and appoint Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (herein, “Trust Securities”) issued by one or more trusts (herein, “Trusts”) formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”), in an aggregate amount not to exceed $3,000,000,000, proposed to be sold by said Company and one or more Trusts from time to time, and/or proposed to be registered by the Company and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 29th day of May, 2004.

/s/ George E. Wardeberg
George E. Wardeberg

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of MARSHALL & ILSLEY CORPORATION, a Wisconsin corporation, does hereby make, constitute and appoint Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, including preferred and other securities (herein, “Trust Securities”) issued by one or more trusts (herein, “Trusts”) formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, purchase contracts requiring or permitting the holders thereof to purchase or sell securities of an entity not affiliated with the Company, a basket of such securities, an index or indices of such securities, or any combination of the foregoing, or currencies or commodities, and common stock of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”), in an aggregate amount not to exceed $3,000,000,000, proposed to be sold by said Company and one or more Trusts from time to time, and/or proposed to be registered by the Company and such Trust or Trusts for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 28th day of May, 2004.

/s/ James B. Wigdale
James B. Wigdale